Defiance Next Gen H2 ETF
Schedule of Investments
March 31, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.7%
		Consumer Discretionary - 3.8%
61,815		Iljin Hysolus Company, Ltd. (a)	$1,474,329
		Consumer Staples - 0.9%
35,159		Pungkuk Ethanol Company, Ltd.	354,601
		Energy - 4.5%
84,122		Bumhan Fuel Cell Company, Ltd. (a)	1,783,437
		Industrials - 75.6% (b)
372,962		Advent Technologies Holdings, Inc. (a)(c)	395,340
2,090,528		AFC Energy plc (a)	544,364
485,093		Ballard Power Systems, Inc. (a)(c)	2,701,968
134,886		Bloom Energy Corporation - Class A (a)	2,688,278
177,556		Cell Impact AB (a)	156,160
368,288		Ceres Power Holdings plc (a)	1,780,489
99,389		Doosan Fuel Cell Company, Ltd. (a)	2,561,356
831,447		FuelCell Energy, Inc. (a)(c)	2,369,624
503,970		Green Hydrogen Systems AS (a)	2,359,414
217,372		Hexagon Purus ASA (a)	541,712
1,685,417		ITM Power plc (a)	1,770,087
83,313		McPhy Energy SA (a)(c)	1,167,195
2,105,670		NEL ASA (a)	2,853,977
259,980		Plug Power, Inc. (a)(c)	3,046,966
142,585		PowerCell Sweden AB (a)	1,614,979
77,358		SFC Energy AG (a)	1,895,226
74,889		S-Fuelcell Company, Ltd.	1,233,912
1,244,898		Xebec Adsorption, Inc. (a)(d)(e)(f)	0
			29,681,047
		Materials - 14.9%
10,383		Air Liquide SA	1,739,468
5,630		Air Products and Chemicals, Inc.	1,616,992
4,601		Linde plc	1,635,380
23,900		Nippon Sanso Holdings Corporation	427,754
16,029		SOL SpA	430,143
			5,849,737
		TOTAL COMMON STOCKS (Cost $53,362,946)	39,143,151

		SHORT-TERM INVESTMENTS - 0.9%
347,066		First American Government Obligations Fund - Class X, 4.65% (g)	347,066
		TOTAL SHORT-TERM INVESTMENTS (Cost $347,066)	347,066
Units
		INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.7%
8,129,382		Mount Vernon Liquid Assets Portfolio, LLC, 5.00% (g)(h)	8,129,382
		TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $8,129,382)	8,129,382

		TOTAL INVESTMENTS - 121.3% (Cost $61,839,394)	47,619,599
		Liabilities in Excess of Other Assets - (21.3)%	(8,364,467)
		NET ASSETS - 100.0%	$39,255,132

	Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c)	All or part of this security is on loan as of March 31, 2023. The total value of securities on loan is $7,992,569.
	(d)	Represents less than 0.05% of net assets.
	(e)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
	(f)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0, which represents 0.00% of net assets.
	(g)	Rate shown is the annualized seven-day yield as of March 31, 2023.
	(h)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$39,143,151	$-	$0	*	$39,143,151
Short-Term Investments	347,066	-	-		347,066
Investments Purchased with Proceeds from Securities Lending	-	8,129,382	-		8,129,382
Total Investments in Securities	$39,490,217	$8,129,382	$0	*	$47,619,599

^See Schedule of Investments for breakout of investments by sector classification.
*Represents less than $0.50.
For the period ended March 31, 2023, the Fund did not recognize any transfers to or from Level 3.